SEMT 2026-INV3

 Redwood Trust, Inc.

Opus Capital Markets Consultants, LLC

5718 Westheimer Road – Suite 1000 | Houston, TX 77057 | www.opuscmc.com | 224.632.1300

Executive Narrative

May 07, 2026

Performed by
Opus Capital Markets Consultants, LLC

For
Redwood Trust, Inc.

The report summarizes the results of a due diligence review performed on a pool of 449 loans provided by Redwood Trust (“Customer”) who provided Opus Capital Markets Consultants, LLC (“Consultant”) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed credit and compliance review of all loans.

As detailed herein, the pool contains four hundred forty-nine (449) credit and compliance loans identified as  one hundred forty-four (144) QM: Average Prime Offer Rate (APOR) loans and three hundred five (305) ATR/QM: Exempt loans, all of which are Business Purpose loans. All four hundred forty-nine (449) loans were conforming and eligible for GSE delivery. For credit, loans eligible for GSE delivery were underwritten to the AUS, Redwood Guidelines and Variance Overlay; and were underwritten in accordance with the regulatory compliance scope in terms of Exhibit A.

EXHIBIT A

Regulatory Compliance

For each Mortgage Loan, Consultant shall determine, to the extent possible and subject to caveats below, whether such Mortgage Loan at the time of origination complied with:

1.
The “material”[1] disclosure requirements of the federal Truth-in-Lending Act (“TILA”), as amended by the Home Ownership and Equity Protection Act (“HOEPA”) and Dodd-Frank, 15 U.S.C. § 1601 et seq. and implemented by Regulation Z, 12 C.F.R. Part 1026, including the material provisions relating to Higher-Priced Mortgage Loans in Regulation Z, 12 C.F.R. §§ 1026.35, and the early TIL disclosure provisions of the Mortgage Disclosure Improvement Act (“MDIA”), as implemented by Regulation Z, 12 C.F.R. §§ 1026.17 et seq; and as amended by the TILA-RESPA Integrated Disclosure (“TRID”) Rule, as set forth below:

a.	For Right of Rescission
i.
A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s).

A.	This review is also to be performed on transactions that are exempt from the rescission requirement but on which a Notice of Right to Cancel was provided.
B.
A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Consultant will note in the condition whether there was a new advance that is subject to rescission per TILA/Regulation Z.

b.	For TILs (Application Dates prior to 10/3/2015)
i.	Confirm the initial TIL disclosure and final TIL disclosures were provided.
ii.
Review and compare the initial and final TIL, and any re-disclosed TIL(s), with a reportoutlining any TILA violations, including a recalculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary, recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;

1 These “material” disclosures include the required disclosures of the APR, the finance charge, the amount financed, the total number of payments, the payment schedule, and if the loan is subject to the Homeownership and Equity Protection Act (“HOEPA”), the disclosure requirements and prohibitions of that statute which are set forth in 12 C.F.R. §§ 1026.32(c) and (d).

c.	For TRID Disclosures (Application Dates on or after 10/3/2015)
i.	Confirm the initial Loan Estimate (LE) was delivered within three (3) business days ofapplication and seven (7) business days prior to consummation in accordance withClient’s Underwriting Guidelines;
ii.
Review the required sections of each LE to ensure they were populated in accordancewith the TRID Rules. (If the file reflects more than one LE was provided, each revised LEmust have corresponding Change of Circumstance documentation. The 0% and 10% fee tolerance evaluations will be based on the fee amounts disclosed on the initial LE and any valid changes documented and disclosed after the initial LE;

iii.	Confirm the Closing Disclosure (CD) confirm the borrower received the initial CD at least three (3) business days prior to consummation;
iv.	Review the required sections of each CD to ensure they were populated in accordance with the TRID Rules. (Any fee tolerance issues to be cured at closing or within 60 days ofloan consummation.)

2.	Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603 and 2604, as implemented by Regulation X, 12 C.F.R. Part 1024, and as amended by the TRID Rule;

3.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution;

4.
Confirmation that one of the following are in the loan file, per the Fair Credit Reporting Act: Consumer Credit Score Disclosure, Your Credit Score and the Price You Pay for Credit, or Notice to Home Loan Applicant;

5.
Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43: the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c)); refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.; and Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)) In accordance with “Ability to Repay and Qualified Mortgage Review” description below;

6.	The Loan Originator Compensation and Prohibitions on Steering provisions of TILA, as implemented by Regulation Z, 12 C.F.R 1026.36;

7.	The requirements for Higher-Price Mortgage Loans, as implemented by Regulation Z, 12 C.F.R. 1026.35;

8.	The appraisal and valuation requirements of TILA and the Equal Credit Opportunity Act, as implemented by Regulation Z, 12 C.F.R. 1026.35 and Regulation B, 12 C.F.R. 1002.14, respectively;

9.	The counseling requirements of TILA, as implemented by Regulation Z, 12 C.F.R. 1026.36(k) and RESPA, as implemented by Regulation X, 12 C.F.R. 1024.20;

10.	The escrow requirements of TILA and RESPA, as implemented by Regulation Z, 12 C.F.R 1026.35, and Regulation X, 12 C.F.R 1024.17, respectively;

11.	The disclosure requirements and prohibitions of any applicable state, county and municipal laws and ordinances, as amended, that have been enacted to regulate so-called “predatory lending”:

12.
Consultant shall confirm that any mortgage property located in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards is subject to a qualified flood insurance policy that appears to be is in effect.

13.
For any loans designated as TILA exemption, Consultant shall review the loan file for evidence that the primary purpose of the loan was for commercial or business purposes, including, but not limited to a business purpose certification.

14.	Documentation. Review of the following documents for regulatory compliance:
a.	Final HUD-1 Settlement Statement (“HUD-1”), if applicable
i.	If the loan is in an escrow state, the HUD-1 will be considered final as follows:
A.	HUD-1 is marked Final;
i.	If HUD-1 is not marked Final, it must be stamped certified by the closing agent.
ii.	There should be no markings indicating that the HUD-1 is estimated.
B.	HUD-1 is signed by all parties (including closing agent) or stamped certified by the closing agent; and
C.	If HUD-1 is stamped, the HUD-1 / stamp should be signed or initialed by the closing agent; if the stamp does not contain the signature or initials, it must identify the name of the closing agent.
b.	Final Truth in Lending Disclosure (“TIL”), if applicable

c.	Loan Estimate, if applicable
i.
The Loan Estimate in will be considered delivered based on the date issued, subject to the three-day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Loan Estimates with the latest one provided up until three business days prior to the issuance of an initial Closing Disclosure.

d.	Closing Disclosure, if applicable
i.
The Closing Disclosure in the loan file will be considered delivered based on the date issued, subject to the three-day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Closing Disclosures with the latest one provided up until the consummation date being considered the Final with any delivered post consummation considered as a corrected Closing Disclosure.

e.	Notice of Right to Cancel (if applicable)
f.	Initial TIL, if applicable
g.	Good Faith Estimate (“GFE”), if applicable
h.	Note
i.	Mortgage/Deed of Trust
j.	FACTA disclosures
k.	Third Party Fees
i.
Third party fees on the HUD-1 or Closing Disclosure if applicable referred to as HUD-1/Closing Disclosure, must be shown as paid to the third-party provider. A condition must be set if a third-party fee is paid to the lender, investor, etc. or the payee is blank.

ii.
CONSULTANT will condition for evidence in the file indicating that a charge on the HUD-1/Closing Disclosure exceeds the actual cost to the borrower (i.e. cost printed / stamped on the face of the document showing an amount less than the charge on the HUD-1/Closing Disclosure). Variations of less than $1 are deemed to be within reasonable limits and are not to be reported.

iii.	Any refunds that are provided to the borrower must be accompanied by a revised HUD-1/Closing Disclosure to show the final, accurate charges to the borrower.

Each loan reviewed will be assigned a Compliance condition grade in accordance with the Rating Agency Criteria as more fully described in Section 2(f).

Consultant will not make a determination as to whether the loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consultant are dependent upon its receipt of complete and accurate data regarding the loans from loan originators and other third parties upon which Consultant is relying in reaching such findings.

Ability to Repay and Qualified Mortgage Review

1.
For Agency Eligible Loans Only: Consultant reviews applicable loans for compliance with the Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.) based upon the loan’s designation (Safe Harbor QM, Rebuttable Presumption QM, Exempt). Consultant determines the loan’s status under the QM rule requirements and assigns a due diligence loan designation. Consultant notes as a material exception if the due diligence findings do not confirm the same loan designation. Additionally, Consultant notes if a loan designation was not provided. Consultant will verify if each loan meets the requirements for a QM under § 1026.43(e)(2)—whether the loan is a safe harbor QM under § 1026.43(e)(1)(i) or a rebuttable presumption QM under § 1026.43(e)(1)(ii). Consultant will verify the presence of documentation for lender determination of QM and indicating factors in its ability-to-repay determination, including how the originator applied its policies and procedures in verification.  For loans applications taken on or after June 1, 2021, Consultant will verify whether the loan meets the requirements of the revised general QM definition effective March 1, 2021.

2.
For loans for which applications were received prior to July 1, 2021, if a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Consultant reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the paragraph (3)(a)(i) below and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

3.
For Non-Agency Eligible Loans: Consultant reviews applicable loans for compliance with the Ability to Repay (ATR) but not Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.).

a.   Qualified Mortgage:
i.
For QM (Safe Harbor or HPCT) designated loans, Consultant reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately.  Consultant reviews to the applicable consider and verify requirements under the QM rule depending on whether the QM was originated under the original general QM definition or the revised general QM definition effective March 1, 2021.

ii.
For each QM designated loan that satisfied the applicable requirements enumerated above, Consultant then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain percentage. For QM designated loans originated under the revised general QM definition effective March 1, 2021, Consultant also determines whether the loan exceeds the pricing thresholds for QM loans.

b.   Ability to Repay:
i.
The ability to repay portion of the review for non-agency eligible loans only will focus on the eight factors detailed in the ATR Rule as detailed below for non-agency eligible loans. The Consultant will review the loan file to determine if the creditor verified and considered each of the eight factors utilizing  reasonably reliable third-party documentation at or before consummation.

1.	Current or reasonably expected income or assets that the consumer will rely on to repay the loan.
2.	Current employment status
3.	Monthly mortgage payment for subject loan using the introductory or fully indexed rate, whichever is higher, and monthly, fully amortizing payments that are substantially equal.
4.	Monthly payment on any simultaneous loans secured by the subject property.
5.	Monthly payments for property taxes and hazard/flood insurance and certain other costs related to the property such as homeowner’s association fees or ground rent.
6.	Debts, alimony, and child support obligations
7.	Monthly debt-to-income ratio or residual income
8.	Credit history
ii.	For loans designated as agency eligible, Consultant will not review for compliance with the requirements of Appendix Q or General Ability to Repay.
iii.
Consultant reviews loans to determine their conformity with the ATR/QM factors above and is not rendering an independent assessment or analysis. Consultant’s review is based on information contained in the loan file at the time it is provided to Consultant, and only reflects information as of that point in time and does not mean any regulator, judicial or agency will agree with the Consultant’s conclusion.

a)	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

b)	Seasoning And Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
•	Servicing Transfer Disclosure (for applications prior to 10/03/2015):

o	Confirm the presence of the Servicing Transfer Disclosure form in file
o	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

•	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
o	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
o	Confirm the Home Loan Tool Kit is provided within three general business days of application

•	Affiliated Business Disclosure
o	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
o
Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

o	Confirm the Affiliated Business Disclosure is executed.

•	Initial Escrow Disclosure Statement
o	Confirm the presence of the Initial Escrow Disclosure Statement in file
o	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

Equal Credit Opportunity Act (Regulation B)

•
Confirm the lender has provided the borrower a disclosure of the right to receive a copy of appraisals within three (3) business days of application.  This disclosure requirement may be met by disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

•
Confirm that the lender has provided (delivered) copies of appraisals and all other written valuations (as disclosed to the borrower on the HUD-1 and/or contained in the Mortgage Loan File) to the borrower at least three (3) business days prior to consummation Opus uses the following test: Was appraisal/valuation documentation processed at least 6 days prior to account opening/ consummation date (3 day rule plus 3 days mailing time)?

•
For a borrower that has waived the 3-business day disclosure requirement, confirm that the borrower has either (1) signed the waiver at least three (3) business days prior to consummation or (2) has signed an acknowledgment that the waiver occurred at least three (3) business days prior to consummation. Additionally, confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

Fair Credit Report Act (Regulation V)

•
Confirm that the lender has provided the borrower the risk-based pricing notice (as required by 12 CFR § 1022.73) or credit score disclosure (as required by 12 CFR § 1022.74(d)), as applicable; (a) If the lender has provided the risk-based pricing notice, confirm the disclosure was provided before consummation, but not earlier than the approval decision was communicated to the consumer; and (b) If the lender has provided the credit score disclosure, confirm the disclosure was provided before consummation.

•	Confirm that the lender has provided a copy of the disclosure of credit score and the Notice to Home Loan Applicant (as required by 15 U.S.C. § 1681g) before consummation.

High-Cost, State & Local Anti-Predatory Regulations

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW.

•	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
•	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
•	California Higher-Priced Mortgage Loan Statute, Cal. Fin. Code §4995 et seq.
•	Colorado Consumer Equity Protection Act, Colo, Rev. Stat. § 5-3.5-101 et seq..
•	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a- 746 et seq., as amended from time to time.
•	Connecticut Nonprime Home Loans Statute, Conn. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949).

•	District of Columbia Home Loan Protection Act, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg § 2000.1 et seq.
•	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq. (for loans closed before July 1, 2014).
•	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).
•	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
•	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code §345.10 et seq.
•	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003) codified at 815, ILCS §§ 137/5 et seq., and as amended by SB 1692 (2012), effective January 10, 2014.
•	Illinois Predatory Lending Database Program, Public Act 95-0691 (SB 1167).
•	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
•	Cook County, Illinois, Anti-Predatory Lending Ordinance, Cook County Code of Ordinances § 34-341.
•	Cook County, Illinois, Anti-Predatory Lending Pilot Program, Illinois House Bill 4050 (2005).
•	Indiana Home Loan Practices Act, as amended by HB 1179 (2005), Ind. Code §24-9-1 et seq.
•	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. §16a.101 et seq.
•	Kansas Consumer Credit Code
•	Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq.
•
Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages (for loans closed prior to September 27, 2011), Me. Rev. Stat. Ann.  Tit. 9-A, §§ 8-103(1); 8-206(8);8-206A, as amended by Legislative Documents 1869 (2007), 2125 (2008) and 1439 (2009).

•	Maine Consumer Credit Code - Truth-in-Lending, (for loans closed on or after September 27, 2011), Me. Rev. Stat. Ann. tit. 9-A, §§ 8-501 et seq., as amended from time to time.
•	Maryland Commercial Law, Md. Code Ann., Com. Law §§ 12-124.1; 12-127; 12- 409.1; 12-1029.
•	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.
•	Massachusetts High-Cost Mortgage Regulations, 209 CMR Parts 32 and 40, as amended from time to time.
•	Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183C, §§ 1 et seq.
•	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
•	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR §800 (15-17).
•	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 CMR §§ 32.00 et.seq., as amended from time to time.
•	Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.
•	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
•	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et seq. (S.F. 2988 (2002)), as amended by House File 1004 (2007) and Senate File 988 (2007).
•	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat § 45-702 et seq.
•	Nevada Anti-Predatory Lending Law, Assembly Bill No. 284 (2003) and Amended by Assembly Bill No. 440 (2007), codified as NRS § 598D.010 et seq.
•	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq., as amended from time to time.
•	New Mexico Home Loan Protection Act, Senate Bill 449 (Regular Session 2003), codified at NM Rev. Stat. § 58-21A-1 et seq. and as amended from time to time.
•	New York High-Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
•	New York High-Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as codified in NY Bank. Law § 6-l, and as implemented by 3 NYCCR Part 41 as amended from time to time.
•	New York Subprime Home Loans Statute, NY Bank. Law § 6-m.

•
North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24- 10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen.  Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a), as amended from time to time.

•	Ohio Anti-Predatory Lending Statute, HB 386 as amended by Senate Bill 185 (2006), and as codified in various sections of the Ohio Code.
•	Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.
•	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq.
•	Summit County, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 2004- 618, Muni. Code §§ 201.01 et seq.
•	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003), as codified in various sections of Title 14A of the Oklahoma Consumer Credit Code.
•	Oklahoma Higher-Priced Mortgage Loans Law, Okla. Admin. Code §§ 160:45-9- 1 et seq.
•	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
•
Rhode Island Home Loan Protection Act,  R.I.  Gen.  L.  34-25.1-2 et  seq,  as  implemented  by  Emergency  Banking  Regulation  3  (2006)  and  Final  Banking  Regulation 3 (2007) and amended by Senate Bill 371 (2007).

•	City of Providence, Rhode Island, Anti-Predatory Lending Ordinance, Chapter 2006-33, Ordinance No. 245.
•	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
•	Tennessee Home Loan Protection Act, Tenn. H.R. 3597 (2006), as codified at Tenn. Code Ann. §§ 45-20-101 et seq.
•	Texas High-Cost Home Loan Statute, Tx. Fin. Code Ann. § 343.201 et seq.
•	Section 50(a)(6), Article XVI of the Texas Constitution
•	Section 50(f)(2), Article XVI of the Texas Constitution
•	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61-2c-102 et seq.
•	Utah High-Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
•	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
•	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422; 6.1-428.
•	Virginia Mortgage Lender and Broker Act (for loans originated on or after July 1, 2003 to September 30, 2010, as amended), Va. Code Ann. §§ 6.1-411, 6.1-422.1, 6.1-425.1 and 6.1-425.2.
•	Virginia Mortgage Lender and Broker Act (for loans originated on or after October 1, 2010), Va. Code Ann. §§ 6.2-1600 et seq., as amended from time to time.
•	Virginia Senate Bill 797 (2008), effective July 1, 2008 (uncodified).
•	Washington House Bill 2770, Mortgage Lending Ownership
•	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17 et seq.
•	Wisconsin Responsible High-Cost Mortgage Lending Act, Wis. Stat. § 428.202, as implemented by Wis. Admin. Code DFI-Bkg 46.01 et seq.
•	Wyoming Credit Code

Flood Insurance Testing

National Flood Insurance Program (NFIP)
Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.
Homeowner’s Flood Affordability Act (HFIAA)
Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.
Frequency – Payable with same frequency as payments designated for the loans
Exceptions
•	Loan is an extension of credit primarily for business, commercial or agricultural purposes
•	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
•	Flood Insurance coverage for the residential real estate is provided by a policy that
a.	Meets requirements
b.	Provided by a condominium association, cooperative or other applicable group and
c.	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

Misrepresentation and Third-Party Review

Validate that fraud reports and independent third-party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review and Valuation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

•
Signatures: Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.

•	Alerts: Assess credit report alerts for accuracy and potential issues.
•	Social Security Numbers: Compare SSN(s) across all file documents.
•
Document Integrity: Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.

•	Data Consistency: Review the documents contained in the loan file for consistency of data.
•
Third Party Fraud Tools: To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed. If a third party fraud tool is not provided, the Consultant will order a third party fraud tool and cost will be passed through as noted in Exhibit T

Independent Third-Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products.  i) Consultant will perform the following steps.
•	Property is complete
•
Value is based on as-is condition or provides satisfactory completion of all material conditions including inspections, licenses, and certifications (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

•	Property is described in average or better condition
•	No apparent appraiser independence violation statements
•	Appraisal addresses any adverse comments
•	Appraisal is completed on appropriate GSE Forms
•	Appraisal contains required attachments.
•	Appraiser was appropriately licensed at the time the appraisal was signed

If the valuation vendor does not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.

Value Review Disclaimer
•
The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

•	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
•	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
•
Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore Opus will not have and communications with or responsibility to any individual concerning property valuations.

Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure:
•	No apparent damage to the property
•	Property appears to be occupied

Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

•	Appraised Value
•	CLTV
•	DTI
•	FICO
•	Interest Only
•	Interest Rate
•	Loan Term
•	Loan Purpose
•	LTV
•	Occupancy
•	Original Balance
•	Property Address
•	Property City
•	Property State
•	Property Type
•	Sales Price
•	Second Mortgage Lien Amount
•	Self Employed
•	Units
•	Zip Code
•	Loan Type
•	QM Status

Rating Agency Grading Criteria

Fitch Ratings Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Fitch in their current industry publications as updated from time to time.

Moody’s Investor Services Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Moody’s in their current industry publications as updated from time to time.

Kroll Bond Rating Agency LLC Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Kroll in their current industry publications as updated from time to time.

S&P Global Ratings Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Standard & Poor’s in their current industry publications and updated from time to time.

DBRS Morningstar Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by DBRS in their current industry publications and updated from time to time.

Opus Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The following grading is not intended for securitization reviews and Opus will not issue a Rating Agency Narrative, Reliance or Form ABS Due Diligence 15E if Client elects to utilize the following grading criteria. The methodology for the application of grading is defined by Opus and updated from time to time shall be determined as follows:

Opus Credit Grades

•	Level 1 Credit Grade Definition: Loan was originated in accordance with the mortgage loan originator underwriting guidelines without exception.
•	Level 2 Credit Grade Definition: Loan was originated in substantial compliance with the originator's underwriting guidelines and there are sufficient compensating factors for any exceptions.
•
Level 3 Credit Grade Definition: Loan was not originated in substantial compliance with the originator's underwriting guidelines and there are insufficient compensating factors for the exceptions or is missing material documentation.

Opus Property Grades

•	Level 1 Property Grade Definition: Property value appears to be within 10% of original appraised amount and there are no material deficiencies in the appraisal process.
•	Level 2 Property Grade Definition: Property value appears to be within 10% of original appraised amount, but minor issues in the appraisal process were identified.
•
Level 3 Property Grade Definition: Property value does not appear to fall within 10% of the original appraised value and/or material deficiencies exist with respect to the appraisal process or the file is missing material documentation.

Opus Compliance Grades

•	Level 1 Compliance Grade Definition: Loan complies with all applicable laws and regulations reviewed under the applicable scope of work.
•
Level 2 Compliance Grade Definition: There are minor issues regarding legal and/or regulatory compliance but such issues do not represent risks to the enforceability of the borrower's obligation under the loan documents and will not result in assignee liability to the investor.

•	Level 3 Compliance Grade Definition: Loan is not in compliance with laws and regulations reviewed under the applicable scope of work or the loan is missing material documentation.

REDACTED INFORMATION

•	Borrower Name
•	Co-Borrower Name
•	SSNs
•	Property Address, City, County, MSA, Zip
•	Mailing Address
•	Account Number, including Originator and Servicer Loan Number
•	Origination Date
•	Names of Borrowers or any other Individuals
•	Company and Entity Names
•	Financial Institution Names
•	Job Position Titles
•	Any Address
•	Any Location Information (other than state), including City, County, MSA and Zip
•	Account Numbers of any type
•	Insurance Claim Numbers
•	Insurance Policy Numbers
•	Foreclosure Action dates and Case Numbers
•	Bankruptcy Action dates and Case Numbers
•	Any reference that would allow the identification of the location of a property (e.g. neighborhood, body of water, schools, major highways)

Pool Details

Purpose
Type	Count	% of Pool
Cash out Refi	66	14.70%
Purchase	286	63.70%
Rate / Term Refi	97	21.60%
Total	449	100.00%

Property Type
Type	Count	% of Pool
Single Family Detached	171	38.08%
Co-op	0	0.00%
Condo, Low Rise	59	13.14%
Condo, High Rise	0	0.00%
PUD	120	26.73%
1 Family Attached	20	4.45%
2 Family	40	8.91%
3 Family	18	4.01%
4 Family	21	4.68%
Total	449	100.00%

Occupancy
Type	Count	% of Pool
Primary Residence	1	0.22%
Second Home	96	21.38%
Investment Property	352	78.40%
Total	449	100.00%

Product Type
Type	Count	% of Pool
Fixed	449	100.00%
ARM	0	0.00%
Total	449	100.00%

Tape Discrepancies

Data Element	Count	Accuracy
Borrower 1 First Name	11	97.55%
Borrower 1 Last Name	6	98.66%
Borrower 1 SSN	1	99.78%
Borrower 2 First Name	3	99.33%
Borrower 2 Last Name	4	99.11%
Escrow Flag	6	98.66%
Interest Rate	3	99.33%
Number of Units	3	99.33%
Property Address	9	98.00%
Property Attachment Type	90	79.96%
Property City	2	99.55%
Property Value	2	99.55%
Property Zip Code	1	99.78%
Qualifying CLTV	4	99.11%
Qualifying FICO	4	99.11%
Qualifying LTV	2	99.55%
Sales Price	2	99.55%
Subject Property Type	13	97.10%
Total Loans	449

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there was eleven (11) obligors with multiple loans in the pool.

Property Inspection Waivers:  Fifty Two (52) loans contained a Property Inspection Waiver (PIW). An AVM or BPO was obtained as a secondary product to confirm the value indicated on the PIW. An initial property value grade of a “C” was assigned to the PIW loan. If the secondary product supported the value indicated on the PIW, a final property grade of a “B” was assigned.

Loan Grading Definitions
Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings
The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated May 04, 2026.

Overall Grade Summary
Fitch and Kroll NRSRO Grade	# of Loans	% of Loans
A	350	77.95%
B	98	21.83%
C	1	0.22%
D	0	0.00%

Compliance Grade Summary
Fitch and Kroll NRSRO Grade	# of Loans	% of Loans
A	409	91.09%
B	39	8.69%
C	1	0.22%
D	0	0.00%

Credit Grade Summary
Fitch and Kroll NRSRO Grade	# of Loans	% of Loans
A	441	98.22%
B	8	1.78%
C	0	0.00%
D	0	0.00%

Property Grade Summary
Fitch and Kroll NRSRO Grade	# of Loans	% of Loans
A	396	88.20%
B	53	11.80%
C	0	0.00%
D	0	0.00%

Loans Reviewed (449)

409037805	409038701	409038781	409038865	409040662	409040747
409037829	409038702	409038782	409038866	409040663	409040748
409037860	409038704	409038783	409038867	409040664	409040750
409037881	409038705	409038784	409038868	409040665	409040751
409038623	409038706	409038785	409038869	409040666	409040752
409038624	409038707	409038786	409038870	409040668	409040753
409038625	409038708	409038787	409038871	409040669	409040755
409038626	409038709	409038788	409038873	409040670	409040756
409038627	409038710	409038789	409038874	409040671	409040757
409038628	409038711	409038790	409038875	409040673	409040758
409038630	409038712	409038791	409038876	409040674	409040759
409038631	409038713	409038792	409038877	409040675	409040760
409038632	409038714	409038793	409038878	409040676	409040761
409038633	409038715	409038794	409038879	409040677	409040762
409038634	409038716	409038795	409038880	409040678	409040763
409038635	409038717	409038796	409038881	409040680	409040764
409038636	409038718	409038797	409038882	409040681	409040765
409038637	409038719	409038798	409038883	409040682	409040766
409038638	409038720	409038799	409038884	409040683	409040767
409038639	409038721	409038800	409038885	409040684	409040768
409038640	409038722	409038801	409038886	409040685	409040769
409038641	409038723	409038802	409038887	409040686	409040770
409038642	409038724	409038803	409038888	409040687	409040771
409038643	409038725	409038804	409038889	409040688	409040772
409038644	409038726	409038805	409038890	409040689	409040773
409038645	409038727	409038806	409038891	409040690	409040774
409038646	409038728	409038807	409038892	409040691	409040775
409038648	409038729	409038808	409038893	409040692	409040776
409038649	409038730	409038809	409038894	409040693	409040777
409038651	409038731	409038810	409038895	409040694	409040778
409038652	409038732	409038811	409038896	409040695	409040779
409038653	409038733	409038812	409038897	409040696	409040780
409038654	409038734	409038813	409038898	409040698	409040781
409038655	409038735	409038814	409038899	409040699	409040782

409038656	409038736	409038815	409038900	409040700	409040783
409038657	409038737	409038816	409038901	409040701	409040784
409038658	409038738	409038817	409038902	409040702	409040785
409038659	409038739	409038818	409038903	409040703	409040786
409038660	409038740	409038819	409038904	409040704	409040787
409038661	409038741	409038821	409038905	409040705	409040788
409038662	409038742	409038824	409038906	409040706	409040789
409038663	409038744	409038825	409040625	409040707	409040790
409038665	409038745	409038826	409040626	409040709	409040791
409038666	409038747	409038827	409040627	409040710	409040792
409038667	409038748	409038828	409040628	409040711	409040793
409038668	409038749	409038829	409040629	409040712	409040794
409038670	409038750	409038830	409040630	409040713	409040795
409038671	409038751	409038831	409040631	409040714	409040796
409038672	409038752	409038832	409040632	409040715	409040797
409038673	409038753	409038833	409040633	409040716	409040798
409038675	409038754	409038834	409040634	409040717	409040800
409038676	409038755	409038835	409040635	409040720	409040801
409038677	409038756	409038836	409040636	409040721	409040802
409038678	409038757	409038837	409040637	409040722	409040803
409038679	409038758	409038838	409040638	409040723	409040805
409038680	409038759	409038840	409040639	409040724	409040807
409038681	409038760	409038841	409040640	409040725	409040808
409038682	409038762	409038842	409040641	409040726	409040810
409038683	409038763	409038843	409040642	409040727	409040811
409038684	409038764	409038844	409040643	409040728	409040812
409038685	409038765	409038845	409040644	409040729	409040813
409038686	409038766	409038847	409040645	409040730	409040814
409038687	409038767	409038848	409040646	409040732	409040815
409038688	409038768	409038849	409040647	409040733	409040817
409038689	409038769	409038851	409040648	409040735	409040818
409038690	409038770	409038853	409040649	409040736	409040819
409038691	409038771	409038854	409040650	409040737	409040820
409038692	409038772	409038855	409040651	409040738	409040821
409038693	409038773	409038856	409040653	409040739	409040822
409038694	409038774	409038857	409040654	409040740	409040823
409038695	409038775	409038859	409040656	409040741	409040824
409038697	409038776	409038860	409040657	409040742	409040825
409038698	409038777	409038861	409040658	409040744	409040826
409038699	409038779	409038862	409040659	409040745	409040827
409038700	409038780	409038863	409040661	409040746

 If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.